EXHIBIT 99.1
MARTIN MIDSTREAM PARTNERS REPORTS
2013 SECOND QUARTER FINANCIAL RESULTS

KILGORE, Texas, July 31, 2013 (GlobeNewswire) -- Martin Midstream Partners L.P. (Nasdaq: MMLP) (the "Partnership") announced today its financial results for the second quarter ended June 30, 2013.

The Partnership reported net income for the second quarter of 2013 of $9.1 million, or $0.33 per limited partner unit. This compared to net income for the second quarter of 2012 of $10.0 million, or $0.25 per limited partner unit. The Partnership reported net income for the six months ended June 30, 2013 of $25.7 million, or $0.95 per limited partner unit. This compared to net income for the six months ended June 30, 2012 of $22.5 million, or $0.64 per limited partner unit. Revenues for the second quarter of 2013 were $358.2 million compared to $333.8 million for the second quarter of 2012.

    The Partnership reported income from continuing operations for the second quarter of 2013 of $9.1 million, or $0.33 per limited partner unit. This compared to income from continuing operations for the second quarter of 2012 of $8.0 million, or $0.18 per limited partner unit. The Partnership reported no income from discontinued operations for the second quarter of 2013. This compared to income from discontinued operations for the second quarter of 2012 of $2.0 million, or $0.07 per limited partner unit.

The Partnership reported income from continuing operations for the six months ended June 30, 2013 of $25.7 million, or $0.95 per limited partner unit. This compared to the income from continuing operations for the six months ended June 30, 2012 of $18.8 million, or $0.51 per limited partner unit. The Partnership reported no income from discontinued operations for the six months ended June 30, 2013. This compared to income from discontinued operations for the six months ended June 30, 2012 of $3.7 million, or $0.13 per limited partner unit. Revenues for the six months ended June 30, 2013 were $791.9 million compared to $682.2 million for the six months ended June 30, 2012.

The Partnership's adjusted EBITDA for the second quarter of 2013 was $33.8 million. This compared to adjusted EBITDA for the second quarter of 2012 of $30.4 million. The Partnership's adjusted EBITDA for the six months ended June 30, 2013 was $72.5 million. This compared to adjusted EBITDA for the six months ended June 30, 2012 of $61.6 million. EBITDA and adjusted EBITDA are non-GAAP financial measures which are explained in greater detail below under the heading “Use of Non-GAAP Financial Information.” The Partnership has also included below a table entitled “Reconciliation of EBITDA, Adjusted EBITDA, and Distributable Cash Flow” in order to show the components of these non-GAAP financial measures and their reconciliation to the most comparable GAAP measurement.

The Partnership's distributable cash flow for the second quarter of 2013 was $20.6 million. This compared to distributable cash flow for the second quarter of 2012 of $19.0 million. The Partnership's distributable cash flow for the six months ended June 30, 2013 was $49.5 million. This compared to distributable cash flow for the six months ended June 30, 2012 of $40.0 million. Distributable cash flow is a non-GAAP financial measure which is explained in greater detail below under “Use of Non-GAAP Financial Information.” The Partnership has also included below a table entitled “Reconciliation of EBITDA, Adjusted EBITDA, and Distributable Cash Flow” in order to show the components of this non-GAAP financial measure and its reconciliation to the most comparable GAAP measurement.

Included with this press release are the Partnership's consolidated financial statements as of and for the three and six months ended June 30, 2013 and certain prior periods. These financial statements should be read in conjunction with the information contained in the Partnership's Quarterly Report on Form 10-Q, to be filed with the Securities and Exchange Commission on August 5, 2013.

Ruben Martin, President and Chief Executive Officer of Martin Midstream GP LLC, the general partner of Martin Midstream Partners, said, “I am pleased with our Partnership's second quarter performance. Historically, we see historically weaker cash flow levels during the second quarter due to seasonal impact. For the second quarter 2013, our distribution coverage ratio to the limited partners was 0.98 times which met our planned performance. For the six months ended June 30, 2013, our coverage to the limited partners was 1.18 times which allowed us to increase our quarterly distribution by $0.005 per common unit. The quarter once again exemplified the diverse nature of our cash flow generation. On balance, our Natural Gas Services and Sulfur Services segments out performed our forecasted plan. Conversely, our Terminalling & Storage segment experienced higher than normal operating expenses as we had unplanned repairs and maintenance at our Smackover refinery. Our Marine Transportation segment also experienced higher than anticipated repair and maintenance costs as we moved planned drydock expense previously scheduled for the second half of 2013 to the second quarter. As a result, all of 2013 regulatory drydockings have been completed."

Investors' Conference Call

An investors' conference call to review the second quarter results will be held on Thursday, August 1, 2013, at 8:00 a.m. Central Time. The conference call can be accessed by calling (877) 878-2695. An audio replay of the conference call will be available by calling (855) 859-2056 from 11:00 a.m. Central Time on August 1, 2013 through 10:59 p.m. Central Time on August 8, 2013. The access code for the conference call and the audio replay is Conference ID No. 24703013. The audio replay of the conference call will also be archived on Martin Midstream Partners' website at www.martinmidstream.com .

Quarterly Cash Distribution

The quarterly cash distribution of $0.78 per common units which was announced on July 25, 2013 is payable on August 14, 2013 to common unitholders of record as of the close of business on August 7, 2013. The ex-dividend date for the cash distribution is August 5, 2013. This distribution reflects an annualized distribution rate of $3.12 per unit and is based on the Partnership's current operating performance and the current general economic, industry, and market conditions affecting it.

About Martin Midstream Partners
The Partnership is a publicly traded limited partnership with a diverse set of operations focused primarily in the United States Gulf Coast region. The Partnership's primary business segments include: terminalling and storage services for petroleum products and by-products including the refining, blending and packaging of finished products; natural gas services, including liquids distribution services and natural gas storage; sulfur and sulfur-based products processing, manufacturing, marketing and distribution; and marine transportation services for petroleum products and by-products. The Partnership is based in Kilgore, Texas and was founded in 2002.

Forward-Looking Statements

Statements about the Partnership's outlook and all other statements in this release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside its control, which could cause actual results to differ materially from such statements. While the Partnership believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. A discussion of these factors, including risks and uncertainties, is set forth in the Partnership's annual and quarterly reports filed from time to time with the Securities and Exchange Commission. The Partnership disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise.

Use of Non-GAAP Financial Information

The Partnership's management uses a variety of financial and operational measurements other than its financial statements prepared in accordance with United States Generally Accepted Accounting Principles (“GAAP”) to analyze its performance. These include: (1) net income before interest expense, income tax expense, and depreciation and amortization (“EBITDA”), (2) adjusted EBITDA and (3) distributable cash flow. The Partnership's management views these measures as important performance measures of core profitability for its operations and the ability to generate and distribute cash flow, and as key components of its internal financial reporting. The Partnership's management believes investors benefit from having access to the same financial measures that management uses.

EBITDA and Adjusted EBITDA. Certain items excluded from EBITDA and adjusted EBITDA are significant components in understanding and assessing an entity's financial performance, such as cost of capital and historic costs of depreciable assets. The Partnership has included information concerning EBITDA and adjusted EBITDA because it provides investors and management with additional information to better understand the following: financial performance of the Partnership's assets without regard to financing methods, capital structure or historical cost basis; the Partnership's operating performance and return on capital as compared to those of other similarly situated entities; and the viability of acquisitions and capital expenditure projects. The Partnership's method of computing adjusted EBITDA may not be the same method used to compute similar measures reported by other entities. The economic substance behind the Partnership's use of adjusted EBITDA is to measure the ability of the Partnership's assets to generate cash sufficient to pay interest costs, support its indebtedness and make distributions to its unit holders.

Distributable Cash Flow. Distributable cash flow is a significant performance measure used by the Partnership's management and by external users of its financial statements, such as investors, commercial banks and research analysts, to compare basic cash flows generated by the Partnership to the cash distributions it expects to pay unitholders. Distributable cash flow is also an important financial measure for the Partnership's unitholders since it serves as an indicator of the Partnership's success in providing a cash return on investment. Specifically, this financial measure indicates to investors whether or not the Partnership is generating cash flow at a level that can sustain or support an increase in its quarterly distribution rates. Distributable cash flow is also a quantitative standard used throughout the investment community with respect to publicly-traded partnerships because the value of a unit of such an entity is generally determined by the unit's yield, which in turn is based on the amount of cash distributions the entity pays to a unitholder.

EBITDA, adjusted EBITDA and distributable cash flow should not be considered alternatives to, or more meaningful than, net income, cash flows from operating activities, or any other measure presented in accordance with GAAP. The Partnership's method of computing these measures may not be the same method used to compute similar measures reported by other entities.

Additional information concerning the Partnership is available on the Partnership's website at

www.martinmidstream.com

Contact: Robert D. Bondurant, Executive Vice President and Chief Financial Officer of Martin Midstream GP LLC, the Partnership's general partner at (903) 983-6200.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED BALANCE SHEETS
(Dollars in thousands)

	June 30, 2013	December 31, 2012
	(Unaudited)	(Audited)
Assets
Cash	$17	$5,162
Accounts and other receivables, less allowance for doubtful accounts of $2,856 and $2,805, respectively	123,994	190,652
Product exchange receivables	1,722	3,416
Inventories	93,313	95,987
Due from affiliates	31,000	13,343
Other current assets	6,313	2,777
Assets held for sale	750	3,578
Total current assets	257,109	314,915

Property, plant and equipment, at cost	849,238	767,344
Accumulated depreciation	(278,706)	(256,963)
Property, plant and equipment, net	570,532	510,381

Goodwill	19,616	19,616
Investment in unconsolidated entities	183,229	154,309
Debt issuance costs, net	17,180	10,244
Other assets, net	8,432	3,531
	$1,056,098	$1,012,996

Liabilities and Partners’ Capital
Current installments of long-term debt and capital lease obligations	$3,185	$3,206
Trade and other accounts payable	110,788	140,045
Product exchange payables	10,976	12,187
Due to affiliates	3,405	3,316
Income taxes payable	1,614	10,239
Accrued interest payable	11,071	4,492
Other accrued liabilities	6,112	4,997
Total current liabilities	147,151	178,482

Long-term debt and capital leases, less current installments	565,006	474,992
Other long-term obligations	2,050	1,560
Total liabilities	714,207	655,034

Partners’ capital	341,891	357,962
Commitments and contingencies
	$1,056,098	$1,012,996

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on August 5, 2013.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except per unit amounts)

-

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012[1]	2013	2012[1]
Revenues:
Terminalling and storage *	$27,420	$21,046	$56,311	$41,232
Marine transportation *	25,497	20,714	50,477	41,576
Sulfur services	3,001	2,925	6,002	5,851
Product sales: *
Natural gas services	187,200	164,817	446,309	336,928
Sulfur services	57,895	64,168	125,279	135,794
Terminalling and storage	57,175	60,176	107,496	120,791
	302,270	289,161	679,084	593,513
Total revenues	358,188	333,846	791,874	682,172

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services *	181,523	163,043	430,301	330,242
Sulfur services *	44,786	47,350	97,583	102,310
Terminalling and storage *	50,273	54,464	94,088	108,110
	276,582	264,857	621,972	540,662
Expenses:
Operating expenses *	43,035	34,443	86,395	71,454
Selling, general and administrative *	6,383	5,639	13,413	11,410
Depreciation and amortization	12,353	10,070	24,246	20,023
Total costs and expenses	338,353	315,009	746,026	643,549

Other operating income	424	378	796	373
Operating income	20,259	19,215	46,644	38,996

Other income (expense):
Equity in earnings (loss) of unconsolidated entities	73	799	(301)	1,032
Interest expense	(10,940)	(8,839)	(19,998)	(16,495)
Debt prepayment premium	—	(2,219)	—	(2,470)
Other, net	(14)	256	(23)	548
Total other expense	(10,881)	(10,003)	(20,322)	(17,385)

Net income before taxes	9,378	9,212	26,322	21,611
Income tax expense	(300)	(1,168)	(607)	(2,825)
Income from continuing operations	9,078	8,044	25,715	18,786
Income from discontinued operations, net of income taxes	—	1,984	—	3,709
Net income	9,078	10,028	25,715	22,495
Less General Partner's interest in net income	(181)	(1,544)	(514)	(3,155)
Less pre-acquisition income allocated to Parent	—	(2,836)	—	(4,774)
Less income allocable to unvested restricted units	(23)	—	(66)	—
Limited partners' interest in net income	$8,874	$5,648	$25,135	$14,566

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on August 5, 2013.

1 Financial information for 2012 has been revised to include results attributable to the Redbird Class A interests and the Blending and Packaging Assets acquired from Cross prior to October 2, 2012.

*Related Party Transactions Shown Below

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except per unit amounts)

*Related Party Transactions Included Above

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012[1]	2013	2012[1]
Revenues:
Terminalling and storage	$17,485	$14,805	$34,813	$30,080
Marine transportation	6,042	4,446	12,885	9,303
Product Sales	1,839	1,958	3,048	4,147
Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	7,036	7,707	15,592	12,022
Sulfur services	4,441	3,970	8,975	8,401
Terminalling and storage	14,189	10,695	26,150	23,344
Expenses:
Operating expenses	17,534	14,392	35,508	28,208
Selling, general and administrative	4,170	2,828	8,588	5,494

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on August 5, 2013.

1 Financial information for 2012 has been revised to include results attributable to the Redbird Class A interests and the Blending and Packaging Assets acquired from Cross prior to October 2, 2012.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012[1]	2013	2012[1]
Allocation of net income attributable to:
Limited partner interest:
Continuing operations	$8,874	$4,090	$25,135	$11,518
Discontinued operations	—	1,558	—	3,048
	$8,874	$5,648	$25,135	$14,566
General partner interest:
Continuing operations	$181	$1,118	$514	$2,494
Discontinued operations	—	426	—	661
	$181	$1,544	$514	$3,155

Net income attributable to limited partners:
Basic:
Continuing operations	$0.33	$0.18	$0.95	$0.51
Discontinued operations	—	0.07	—	0.13
	$0.33	$0.25	$0.95	$0.64
Weighted average limited partner units - basic	26,558	23,103	26,561	22,839
Diluted:
Continuing operations	$0.33	$0.18	$0.95	$0.51
Discontinued operations	—	0.07	—	0.13
	$0.33	$0.25	$0.95	$0.64
Weighted average limited partner units - diluted	26,579	23,104	26,577	22,842

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on August 5, 2013.

1 Financial information for 2012 has been revised to include results attributable to the Redbird Class A interests and the Blending and Packaging Assets acquired from Cross prior to October 2, 2012.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)
(Dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012[1]	2013	2012[1]
Net income	$9,078	$10,028	$25,715	$22,495
Other comprehensive income adjustments:
Changes in fair values of commodity cash flow hedges	—	—	—	126
Commodity cash flow hedging losses reclassified to earnings	—	(499)	—	(689)
Other comprehensive income	—	(499)	—	(563)
Comprehensive income	$9,078	$9,529	$25,715	$21,932

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on August 5, 2013.

1 Financial information for 2012 has been revised to include results attributable to the Redbird Class A interests and the Blending and Packaging Assets acquired from Cross prior to October 2, 2012.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF CAPITAL
(Unaudited)
(Dollars in thousands)

	Partners’ Capital
	Parent Net Investment[1]	Common Limited		General Partner	Accumulated Other Comprehensive Income
		Units	Amount	Amount	(Loss)	Total
Balances - January 1, 2012	$51,571	20,471,776	$279,562	$5,428	$626	$337,187

Net income	4,774	—	14,566	3,155	—	22,495

Follow-on public offering	—	2,645,000	91,361	—	—	91,361

General partner contribution	—	—	—	1,951	—	1,951

Cash distributions	—	—	(35,253)	(3,635)	—	(38,888)

Unit-based compensation	—	—	118	—	—	118

Purchase of treasury units		—	(221)	—	—	(221)

Adjustment in fair value of derivatives	—	—	—	—	(563)	(563)

Balances - June 30, 2012	$56,345	23,116,776	$350,133	$6,899	$63	$413,440

Balances - January 1, 2013	$—	26,566,776	$349,490	$8,472	$—	$357,962

Net income	—	—	25,201	514	—	25,715

Issuance of restricted units	—	63,750	—	—	—	—

Forfeiture of restricted units	—	(250)	—	—	—	—

General partner contribution	—	—	—	37	—	37

Cash distributions	—	—	(41,135)	(917)	—	(42,052)

Unit-based compensation	—	—	479	—	—	479

Purchase of treasury units		(6,000)	(250)	—	—	(250)

Balances - June 30, 2013	$—	26,624,276	$333,785	$8,106	$—	$341,891

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on August 5, 2013.

1 Financial information for 2012 has been revised to include results attributable to the Redbird Class A interests and the Blending and Packaging Assets acquired from Cross prior to October 2, 2012.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	Six Months Ended
	June 30,
	2013	2012[1]
Cash flows from operating activities:
Net income	$25,715	$22,495
Less: Income from discontinued operations	—	(3,709)
Net income from continuing operations	25,715	18,786
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	24,246	20,023
Amortization of deferred debt issuance costs	2,075	1,931
Amortization of debt discount	153	427
Deferred taxes	—	267
(Gain) loss on sale of property, plant and equipment	(796)	3
Equity in (earnings) loss of unconsolidated entities	301	(1,032)
Unit-based compensation	479	118
Other	6	—
Change in current assets and liabilities, excluding effects of acquisitions and dispositions:
Accounts and other receivables	66,658	21,253
Product exchange receivables	1,694	9,517
Inventories	4,946	(13,866)
Due from affiliates	(17,657)	(16,729)
Other current assets	(3,530)	868
Trade and other accounts payable	(29,256)	(11,959)
Product exchange payables	(1,211)	(21,534)
Due to affiliates	89	11,967
Income taxes payable	53	22
Other accrued liabilities	1,115	(1,282)
Accrued interest payable	6,579	(540)
Change in other non-current assets and liabilities	(563)	(574)
Net cash provided by continuing operating activities	81,096	17,666
Net cash provided by (used in) discontinued operating activities	(8,678)	5,210
Net cash provided by operating activities	72,418	22,876
Cash flows from investing activities:
Payments for property, plant and equipment	(28,621)	(51,373)
Acquisitions	(63,004)	—
Payments for plant turnaround costs	—	(2,403)
Proceeds from sale of property, plant and equipment	4,719	23
Milestone distributions from ECP	—	2,208
Return of investments from unconsolidated entities	1,357	4,297
Contributions to unconsolidated entities	(30,578)	(18,123)
Net cash used in continuing investing activities	(116,127)	(65,371)
Net cash used in discontinued investing activities	—	(2,003)
Net cash used in investing activities	(116,127)	(67,374)
Cash flows from financing activities:
Payments of long-term debt	(420,000)	(217,000)
Payments of notes payable and capital lease obligations	(160)	(6,453)
Proceeds from long-term debt	510,000	216,000
Net proceeds from follow-on offering	—	91,361
General partner contribution	37	1,951
Purchase of treasury units	(250)	(221)
Decrease in affiliate funding of investments in unconsolidated entities	—	(2,208)
Payment of debt issuance costs	(9,011)	(204)
Cash distributions paid	(42,052)	(38,888)
Net cash provided by financing activities	38,564	44,338
Net decrease in cash	(5,145)	(160)
Cash at beginning of period	5,162	266
Cash at end of period	$17	$106

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 5, 2013.

1 Financial information for 2012 has been revised to include results attributable to the Redbird Class A interests and the Blending and Packaging Assets acquired from Cross prior to October 2, 2012.

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Unaudited)
(Dollars and volumes in thousands, except BBL per day)

Terminalling and Storage Segment

Comparative Results of Operations for the Three Months Ended June 30, 2013 and 2012

	Three Months Ended June 30,		% Change
	2013	2012
	(In thousands, except BBL per day)
Revenues:
Services	$28,587	$22,222	29%
Products	57,175	60,176	(5)%
Total revenues	85,762	82,398	4%

Cost of products sold	51,139	54,987	(7)%
Operating expenses	17,739	13,923	27%
Selling, general and administrative expenses	748	1,087	(31)%
Depreciation and amortization	7,297	5,223	40%
	8,839	7,178	23%
Other operating income	97	375	(74)%
Operating income	$8,936	$7,553	18%

Lubricant sales volumes (gallons)	10,450	9,957	5%
Shore-based throughput volumes (gallons)	67,069	57,240	17%
Smackover refinery throughput volumes (BBL per day)	7,010	3,460	103%

Comparative Results of Operations for the Six Months Ended June 30, 2013 and 2012

	Six Months Ended June 30,		% Change
	2013	2012
	(In thousands, except BBL per day)
Revenues:
Services	$58,619	$43,583	34%
Products	107,496	120,791	(11)%
Total revenues	166,115	164,374	1%

Cost of products sold	95,409	109,153	(13)%
Operating expenses	35,433	27,967	27%
Selling, general and administrative expenses	1,443	2,464	(41)%
Depreciation and amortization	14,393	10,199	41%
	19,437	14,591	33%
Other operating income	168	395	(57)%
Operating income	$19,605	$14,986	31%

Lubricant sales volumes (gallons)	19,247	19,844	(3)%
Shore-based throughput volumes (gallons)	142,017	110,973	28%
Smackover refinery throughput volumes (BBL per day)	6,730	5,076	33%

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Unaudited)
(Dollars and volumes in thousands, except BBL per day)

Natural Gas Services Segment

Comparative Results of Operations for the Three Months Ended June 30, 2013 and 2012

	Three Months Ended June 30,		% Change
	2013	2012
	(In thousands)
Revenues:
Marine transportation	$1,515	$—
Products	187,200	164,817	14%
Total revenues	188,715	164,817	14%

Cost of products sold	181,893	163,427	11%
Operating expenses	990	804	23%
Selling, general and administrative expenses	718	859	(16)%
Depreciation and amortization	554	144	285%
Operating income (loss)	$4,560	$(417)	(1,194)%

Distribution equivalents from unconsolidated entities	$1,436	$1,206	19%

NGL sales volumes (Bbls)	3,016	2,436	24%

Comparative Results of Operations for the Six Months Ended June 30, 2013 and 2012

	Six Months Ended June 30,		% Change
	2013	2012
	(In thousands)
Revenues:
Marine transportation	$1,845	$—
Products	446,309	336,928	32%
Total revenues	448,154	336,928	33%

Cost of products sold	431,029	331,003	30%
Operating expenses	1,971	1,756	12%
Selling, general and administrative expenses	1,644	1,456	13%
Depreciation and amortization	846	287	195%
Operating income	$12,664	$2,426	422%

Distribution equivalents from unconsolidated entities	$1,961	$2,278	(14)%

NGL sales volumes (Bbls)	6,721	4,733	42%

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Unaudited)
(Dollars and volumes in thousands, except BBL per day)

Sulfur Services Segment

Comparative Results of Operations for the Three Months Ended June 30, 2013 and 2012

	Three Months Ended June 30,		% Change
	2013	2012
	(In thousands)
Revenues:
Services	$3,001	$2,925	3%
Products	57,895	64,168	(10)%
Total revenues	60,896	67,093	(9)%

Cost of products sold	44,877	47,440	(5)%
Operating expenses	4,186	4,614	(9)%
Selling, general and administrative expenses	1,016	982	3%
Depreciation and amortization	1,957	1,782	10%
	8,860	12,275	(28)%
Other operating income	—	3	(100)%
Operating income	$8,860	$12,278	(28)%

Sulfur (long tons)	209.1	301.4	(31)%
Fertilizer (long tons)	71.3	83.6	(15)%
Total sulfur services volumes (long tons)	280.4	385.0	(27)%

Comparative Results of Operations for the Six Months Ended June 30, 2013 and 2012

	Six Months Ended June 30,		% Change
	2013	2012
	(In thousands)
Revenues:
Services	$6,002	$5,851	3%
Products	125,279	135,794	(8)%
Total revenues	131,281	141,645	(7)%

Cost of products sold	97,764	102,491	(5)%
Operating expenses	8,625	8,807	(2)%
Selling, general and administrative expenses	2,063	1,937	7%
Depreciation and amortization	3,923	3,575	10%
	18,906	24,835	(24)%
Other operating loss	—	(22)	(100)%
Operating income	$18,906	$24,813	(24)%

Sulfur (long tons)	403.1	580.4	(31)%
Fertilizer (long tons)	175.0	177.5	(1)%
Total sulfur services volumes (long tons)	578.1	757.9	(24)%

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Unaudited)
(Dollars and volumes in thousands, except BBL per day)

Marine Transportation Segment

Comparative Results of Operations for the Three Months Ended June 30, 2013 and 2012

	Three Months Ended June 30,		% Change
	2013	2012
	(In thousands)
Revenues	$25,021	$21,466	17%
Operating expenses	20,999	16,033	31%
Selling, general and administrative expenses	353	362	(2)%
Depreciation and amortization	2,545	2,921	(13)%
	1,124	2,150	(48)%
Other operating income	327	—
Operating income	$1,451	$2,150	(33)%

Comparative Results of Operations for the Six Months Ended June 30, 2013 and 2012

	Six Months Ended June 30,		% Change
	2013	2012
	(In thousands)
Revenues	$50,253	$43,033	17%
Operating expenses	42,065	34,747	21%
Selling, general and administrative expenses	772	786	(2)%
Depreciation and amortization	5,084	5,962	(15)%
	2,332	1,538	52%
Other operating income	628	—
Operating income	$2,960	$1,538	92%

MARTIN MIDSTREAM PARTNERS L.P.
Reconciliation of EBITDA, Adjusted EBITDA, and Distributable Cash Flow
Unaudited Non-GAAP Financial Measure
(Dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012

Net income	$9,078	$10,028	$25,715	$22,495
Less: Income from discontinued operations, net of income taxes	—	(1,984)	—	(3,709)
Income from continuing operations	9,078	8,044	25,715	18,786
Adjustments:
Interest expense	10,940	8,839	19,998	16,495
Income tax expense	300	1,168	607	2,825
Depreciation and amortization	12,353	10,070	24,246	20,023
EBITDA[1]	32,671	28,121	70,566	58,129
Adjustments:
Equity in (earnings) loss of unconsolidated entities	(73)	(799)	301	(1,032)
(Gain) loss on sale of property, plant and equipment	(424)	(3)	(796)	3
Debt prepayment premium	—	2,219	—	2,470
Distributions equivalents from unconsolidated entities	1,436	1,206	1,961	2,278
Mont Belvieu indemnity escrow payment	—	(375)	—	(375)
Unit-based compensation	223	62	479	118
Adjusted EBITDA[1]	33,833	30,431	72,511	61,591
Adjustments:
Interest expense	(10,940)	(8,839)	(19,998)	(16,495)
Income tax expense	(300)	(1,168)	(607)	(2,825)
Amortization of deferred debt issuance costs	806	1,241	2,075	1,931
Amortization of debt discount	77	340	153	427
Payments of installment notes payable and capital lease obligations	(79)	(46)	(160)	(176)
Deferred income taxes	—	267	—	267
Payments for plant turnaround costs	—	(2,098)	—	(2,403)
Maintenance capital expenditures	(2,822)	(1,088)	(4,500)	(2,278)
Distributable Cash Flow [1]	$20,575	$19,040	$49,474	$40,039

1 EBITDA, Adjusted EBITDA and Distributable Cash Flow for the three and six months ended June 30, 2012 is from continuing operations.